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Exhibit 31.1 CERTIFICATION


Certification of the Chief Executive Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ludlum Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Annual Report on Form 10 K-SB of the Company for the annual period ended December 31, 2000 , as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                              By: /s/ Floyd D. Wilkenson
                              ------------------------------
                              Floyd D. Wilkenson
    			                    Authorized Agent/Sole Director
			                        Appointed by Board of Directors
			                          on March 19, 2004

Dated: December 1, 2004

Certification of the Chief Financial Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Ludlum Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Annual Report on Form 10 K-SB of the Company for the annual period ended December 31, 2000 , as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                              By: /s/ Floyd D. Wilkenson
                              ------------------------------
                              Floyd D. Wilkenson
    			                    Authorized Agent/Sole Director
			                        Appointed by Board of Directors
			                          on March 19, 2004


Dated: December 1, 2004